EXHIBIT 99.2

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS
(Unaudited)
(In millions except per share amounts)

	Three months ended
	April 30, 2010	January 31, 2010	April 30, 2009

Net revenue	$30,849	$31,177	$27,383

Costs and expenses(a):
Cost of sales	23,601	24,062	20,945
Research and development	722	681	716
Selling, general and administrative	3,064	2,932	2,880
Amortization of purchased intangible assets	347	330	380
Restructuring charges	180	131	94
Acquisition-related charges	77	38	75
Total costs and expenses	27,991	28,174	25,090

Earnings from operations	2,858	3,003	2,293

Interest and other, net	(91)	(199)	(180)

Earnings before taxes	2,767	2,804	2,113

Provision for taxes(b)	567	554	392

Net earnings	$2,200	$2,250	$1,721

Net earnings per share:
Basic	$0.94	$0.95	$0.72
Diluted	$0.91	$0.93	$0.71

Cash dividends declared per share	$-	$0.16	$-

Weighted-average shares used to compute net earnings per share:
Basic	2,345	2,358	2,394
Diluted	2,406	2,427	2,438

(a) Stock-based compensation expense was as follows:
Cost of sales	$48	$47	$48
Research and development	16	14	18
Selling, general and administrative	136	119	109
Acquisition-related charges	-	1	16
Total costs and expenses	$200	$181	$191

(b) Tax benefit from stock-based compensation	$(64)	$(58)	$(59)

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS
(Unaudited)
(In millions except per share amounts)

	Six months ended
	April 30, 2010	April 30, 2009

Net revenue	$62,026	$56,190

Costs and expenses(a):
Cost of sales	47,663	43,018
Research and development	1,403	1,448
Selling, general and administrative	5,996	5,773
Amortization of purchased intangible assets	677	792
In-process research and development charges	-	6
Restructuring charges	311	240
Acquisition-related charges	115	123
Total costs and expenses	56,165	51,400

Earnings from operations	5,861	4,790

Interest and other, net	(290)	(412)

Earnings before taxes	5,571	4,378

Provision for taxes(b)	1,121	801

Net earnings	$4,450	$3,577

Net earnings per share:
Basic	$1.89	$1.49
Diluted	$1.84	$1.46

Cash dividends declared per share	$0.16	$0.16

Weighted-average shares used to compute net earnings per share:
Basic	2,352	2,402
Diluted	2,412	2,448

(a) Stock-based compensation expense was as follows:
Cost of sales	$95	$100
Research and development	30	35
Selling, general and administrative	255	194
Acquisition-related charges	1	22
Total costs and expenses	$381	$351

(b) Tax benefit from stock-based compensation	$(122)	$(107)

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CONSOLIDATED CONDENSED BALANCE SHEETS
(In millions)

	April 30, 2010	October 31, 2009
	(unaudited)
ASSETS

Current assets:
Cash and cash equivalents	$14,131	$13,279
Short-term investments	39	55
Accounts receivable	14,753	16,537
Financing receivables	2,795	2,675
Inventory	6,436	6,128
Other current assets	13,541	13,865

Total current assets	51,695	52,539

Property, plant and equipment	11,242	11,262
Long-term financing receivables and other assets	11,726	11,289
Goodwill and purchased intangible assets	41,331	39,709

Total assets	$115,994	$114,799

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Notes payable and short-term borrowings	$3,934	$1,850
Accounts payable	13,350	14,809
Employee compensation and benefits	3,410	4,071
Taxes on earnings	1,043	910
Deferred revenue	6,526	6,182
Other accrued liabilities	14,008	15,181

Total current liabilities	42,271	43,003

Long-term debt	13,728	13,980
Other liabilities	16,183	17,052	(a)

Stockholders' equity
HP Stockholders' equity	43,511	40,517
Noncontrolling interests	301	247	(a)

Total stockholders' equity	43,812	40,764

Total liabilities and stockholders' equity	$115,994	$114,799

(a) Reflects the adoption of the accounting standard related to the presentation of noncontrolling interests in consolidated financial statements.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)
(In millions)

	Three months ended
	April 30,	January 31,	April 30,
	2010	2010	2009(a)

Net revenue:

Services	$8,712	$8,651	$8,500
Enterprise Storage and Servers	4,542	4,391	3,457
HP Software	871	878	880
HP Enterprise Business	14,125	13,920	12,837
Personal Systems Group	9,956	10,584	8,210
Imaging and Printing Group	6,396	6,206	5,916
HP Financial Services	755	719	641
Corporate Investments	315	236	188
Total Segments	31,547	31,665	27,792
Eliminations of intersegment net revenue and other	(698)	(488)	(409)

Total HP Consolidated	$30,849	$31,177	$27,383

Earnings from operations:

Services	$1,382	$1,364	$1,174
Enterprise Storage and Servers	571	552	250
HP Software	162	167	157
HP Enterprise Business	2,115	2,083	1,581
Personal Systems Group	465	530	378
Imaging and Printing Group	1,098	1,054	1,074
HP Financial Services	69	67	46
Corporate Investments	12	19	(19)
Total Segments	3,759	3,753	3,060

Corporate and unallocated costs and eliminations	(112)	(88)	(62)
Unallocated costs related to stock-based compensation expense	(185)	(163)	(156)
Amortization of purchased intangible assets	(347)	(330)	(380)
Restructuring charges	(180)	(131)	(94)
Acquisition-related charges	(77)	(38)	(75)
Interest and other, net	(91)	(199)	(180)

Total HP Consolidated Earnings Before Taxes	$2,767	$2,804	$2,113

(a)    As a result of HP's adoption in fiscal 2009 of the revenue recognition standards related to multiple-deliverable revenue arrangements and revenue arrangements that included software, certain previously reported segment and business unit results have been restated. The adoption primarily impacted the Services, Enterprise Storage and Servers and Personal Systems Group financial reporting segments.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)
(In millions)

	Six months ended
	April 30,	April 30,
	2010	2009 (a)

Net revenue:

Services	$17,363	$17,247
Enterprise Storage and Servers	8,933	7,406
HP Software	1,749	1,758
HP Enterprise Business	28,045	26,411
Personal Systems Group	20,540	17,002
Imaging and Printing Group	12,602	11,897
HP Financial Services	1,474	1,277
Corporate Investments	551	384
Total Segments	63,212	56,971
Eliminations of intersegment net revenue and other	(1,186)	(781)

Total HP Consolidated	$62,026	$56,190

Earnings from operations:

Services	$2,746	$2,298
Enterprise Storage and Servers	1,123	656
HP Software	329	297
HP Enterprise Business	4,198	3,251
Personal Systems Group	995	814
Imaging and Printing Group	2,152	2,179
HP Financial Services	136	87
Corporate Investments	31	(38)
Total Segments	7,512	6,293

Corporate and unallocated costs and eliminations	(200)	(38)
Unallocated costs related to stock-based compensation expense	(348)	(304)
Amortization of purchased intangible assets	(677)	(792)
In-process research and development charges	-	(6)
Restructuring charges	(311)	(240)
Acquisition-related charges	(115)	(123)
Interest and other, net	(290)	(412)

Total HP Consolidated Earnings Before Taxes	$5,571	$4,378

(a)    As a result of HP's adoption in fiscal 2009 of the revenue recognition standards related to multiple-deliverable revenue arrangements and revenue arrangements that included software, certain previously reported segment and business unit results have been restated. The adoption primarily impacted the Services, Enterprise Storage and Servers and Personal Systems Group financial reporting segments.